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                                                                   EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 2, 1994 appearing on page F-17 of System Software Associates, Inc. Annual Report on Form 10-K for the year ended October 31, 1994. We also consent to the references to us under the headings "Experts" in such Prospectus.




Price Waterhouse LLP
Price Waterhouse LLP


Chicago, Illinois
August 28, 1995